Condensed Financial Information of Parent Company - Condensed Statements of Financial Condition (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Investments in subsidiaries:
Total assets	$ 3,087,553	$ 3,224,031
LIABILITIES
Other liabilities	59,094	82,925
Total liabilities	2,842,216	2,961,436
Shareholders' equity	245,337	262,595	309,083	268,242
Total liabilities and shareholders' equity	3,087,553	3,224,031
Parent Company [Member]
ASSETS
Cash and due from banks	17,437	17,962
Investments in subsidiaries:
Bank subsidiaries	316,714	334,584
Non-bank subsidiaries	2,786	2,786
Accrued interest receivable and other assets	3,311	2,040
Total assets	340,249	357,372
LIABILITIES
Junior subordinated debentures	92,786	92,786
Other liabilities	2,126	1,991
Total liabilities	94,912	94,777
Shareholders' equity	245,337	262,595
Total liabilities and shareholders' equity	$ 340,249	$ 357,372